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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-33022) of our report dated March 20, 2000,
except as to the fifth paragraph of Note 1 which is as of            , 2000,
relating to the financial statements of Versicor Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
June 30, 2000